INVESTMENT IN SHARES OF SVYAZINVEST	12 Months Ended
Dec. 31, 2010
INVESTMENT IN SHARES OF SVYAZINVEST
INVESTMENT IN SHARES OF SVYAZINVEST

15. INVESTMENT IN SHARES OF SVYAZINVEST

        In December 2006, as a part of its program of regional expansion, the Group acquired a 25% stake plus one share in Telecommunication Investment Joint Stock Company ("Svyazinvest") from Mustcom Limited for a total consideration of approximately $1,390.0 million, including cash of $1,300.0 million and the fair value of a call and put option of $90.0 million. Comstar-UTS and MGTS Finance S.A., a subsidiary of MGTS, have acquired 4,879,584,306 ordinary shares of Svyazinvest, with Comstar-UTS buying 3,378,173,750 shares, which represent 17.3% of total outstanding shares of Svyazinvest, and MGTS Finance S.A. buying 1,501,410,556 shares, representing 7.7% of the total outstanding shares of Svyazinvest. Svyazinvest is a holding company that holds controlling stakes in seven publicly traded incumbent fixed-line operators ("MRKs") based in all seven Federal districts of Russia, Rostelecom, a publicly traded long-distance fixed-line operator operating a Russia-wide network, and several other entities, the majority of which are non-public.

        Based on an analysis of all relevant factors, management determined that the acquisition of 25% plus one share of Svyazinvest does not allow the Group to exercise significant influence over this entity due to its legal structure and certain limitations imposed by Svyazinvest's charter documents. Accordingly, the Group accounts for its investment in Svyazinvest under the cost method.

        In November 2009, the Group, Sistema and Svyazinvest ("the Parties") have signed a non-binding memorandum of understanding ("MOU"), under which the Parties agreed to enter into a series of transactions which would ultimately result in (i) disposal of the Group's investment in Svyazinvest to a state-controlled enterprise; (ii) noncash extinguishment of the Group's indebtedness to Sberbank (Note 18); (iii) increase in Sistema's ownership in Sky Link to 100% and disposal of this investment to Svyazinvest; and (iv) disposal of 28% of MGTS' common stock owned by Svyazinvest to Sistema.

        Based on the estimated fair values of the elements of the assets to be exchanged and liabilities to be extinguished under the MOU and other relevant factors, management conducted an impairment analysis of the Group's investment in Svyazinvest as of December 31, 2009. Based on the MOU, the estimated fair value of the investment, which included significant unobservable inputs (Level 3 measurement), was approximately RUB 26.0 billion ($859.7 million as of December 31, 2009) compared to a carrying value of RUB 36.5 billion ($1,205.5 million as of December 31, 2009). As a result, during the year ended December 31, 2009 the Group has recorded an impairment loss of RUB 10.5 billion ($349.4 million).

        In September 2010, the Group completed the sale of its Svyazinvest stake for a cash consideration of RUB 26.0 billion and repaid the outstanding debt to Sberbank in the amount of RUB 26.0 billion with proceeds from the sale. In connection with the sale of 25% plus one share stake in Svyazinvest the Group incurred consultancy fees due to Sistema-Invenchure, a subsidiary of Sistema, in the amount of RUB 291.2 million ($9.6 million at September 2010 average rate). No gain or loss was recognized upon sale.